Regal Total Return Fund (the “Fund”)
Supplement Dated December 5, 2014
To the Prospectus, Summary Prospectus and Statement of Additional Information dated May 27, 2014
A series of the Investment Managers Series Trust II

Effective immediately, the shareholder servicing fee of the Fund will change to 0.15%. The “Annual Fund Operating Expenses” table is revised as follows:

Class A Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses (includes shareholder service fees of up to 0.15%)1	1.61%
Acquired fund fees and expenses1	0.09%
Total annual fund operating expenses	2.85%
Fees waived and/or expenses reimbursed2	(1.21%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.64%

1	“Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of the average daily net assets of the Fund. This agreement is in effect until August 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

The Expenses Example is revised as follows:

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$732	$1,299

Effective immediately, the following information replaces the section titled “Shareholder Service Fee” in the Fund’s Prospectus:

Shareholder Service Fee
The Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

Effective immediately, the following information replaces the section titled “Shareholder Servicing Plan” in the Fund’s Statement of Additional Information:

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly.

Please file this Supplement with your records.